UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 28, 2025

OLYMPIC STEEL, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22901 Millcreek Boulevard, Suite 650 Highland Hills, Ohio	44112
(Address of Principal Executive Offices)	(Zip Code)

(216) 292-3800
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement.

On October 28, 2025, Olympic Steel, Inc., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ryerson Holding Corporation, a Delaware corporation (“Ryerson”), and Crimson MS Corp., an Ohio corporation and a wholly owned subsidiary of Ryerson (“Merger Sub” and, together with Ryerson, the “Parent Parties”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Ryerson.

The board of directors of the Company (the “Board”) has unanimously approved and declared advisable the Merger Agreement and resolved to recommend the adoption of the Merger Agreement by the shareholders of the Company (the “Company Shareholders”), who will be asked to vote on the adoption of the Merger Agreement at a special meeting of the Company Shareholders.

The Merger

At the effective time of the Merger (the “Effective Time”), and upon consummation of the Merger, subject to the terms and conditions set forth in the Merger Agreement, each share of the Company’s common stock (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and converted into and thereafter represent the right to receive that number of validly issued, fully paid and non-assessable shares of common stock, $0.01 par value per share, of Ryerson (“Ryerson Common Stock”) equal to 1.7105 (the “Exchange Ratio”), rounded down to the nearest whole share and, if applicable, the cash amount to be paid in lieu of fractional shares (the “Merger Consideration”).

Treatment of Stock-Based and Long-Term Cash Awards

As of the Effective Time, each time-based restricted stock unit with respect to shares of Company Common Stock (each, a “Company RSU”) that is outstanding immediately prior to the Effective Time will be assumed by Ryerson and converted into a restricted stock unit award with respect to shares of Ryerson Common Stock (rounded down to the nearest whole share) equal to the product of (X) the number of shares of Company Common Stock subject to such Company RSU multiplied by (Y) the Exchange Ratio. Each assumed and converted Company RSU will remain subject to the same terms and conditions that applied to such Company RSU immediately prior to the Effective Time, including (1) accelerated vesting and payment as a result of the closing, if any, (2) any requirement for continued service, and (3) the holder’s right to make an election to receive cash in lieu of shares. If a holder of a Company RSU elects to receive a cash settlement pursuant to the terms of an applicable Company RSU award agreement, such cash payment will equal the product of (x) the number of shares of Ryerson Common Stock subject to the assumed and converted restricted stock unit award multiplied by (Y) the closing price per share of Ryerson Common Stock on the Closing Date (as defined in the Merger Agreement). Any such cash payments will be paid by the Company (or one of its affiliates) through its regular payroll practices within 30 days following the Closing Date.

As of the Effective Time, each Company RSU that was contributed to and used to fund a participant’s account balance in the Company’s Supplemental Executive Retirement Plan (“SERP”) will be canceled and converted into a cash amount equal to (A) the product of (X) the number of shares of Company Common Stock subject to such Company RSU, multiplied by (Y) the Exchange Ratio, multiplied by (B) the closing price per share of Ryerson Common Stock on the Closing Date. The converted cash amount will be credited to the participant’s SERP account, subject to the payment timing requirements and other terms of the SERP.

As of the Effective Time, each performance stock unit with respect to shares of Company Common Stock granted by the Company (each, a “Company PSU”) that is outstanding immediately prior to the execution of the Merger Agreement will be canceled and converted into the right to receive a cash payment equal to (i) the product of (A) the number of shares of Company Common Stock subject to such Company PSU (assuming achievement based on actual performance for outstanding Company PSUs granted in 2023 and deemed target levels of performance for outstanding Company PSUs granted in 2024 and 2025), multiplied by (B) the Exchange Ratio, multiplied by (ii) the closing price per share of Ryerson Common Stock on the Closing Date, to be paid in cash by the Company (or one of its affiliates) through its regular payroll practices within 30 days following the Closing Date. Each Company PSU that is granted following the execution of the Merger Agreement that is outstanding immediately prior to the Effective Time will be assumed by Ryerson and converted into a performance-based vesting restricted stock unit covering that number of whole shares of Ryerson Common Stock (rounded down to the nearest whole share) equal to the product of (A) the number of shares of Company Common Stock subject to such Company PSU multiplied by (B) the Exchange Ratio and will remain subject to the same terms and conditions that applied to such Company PSU immediately prior to the Effective Time (including continued service requirements and performance-based vesting conditions).

As of the Effective Time, each restricted stock award with respect to shares of Company Common Stock granted by the Company (each, a “Company RSA”) that is outstanding immediately prior to the execution of the Merger Agreement will vest immediately prior to the Effective Time. Each restricted stock award granted following the date on which the Merger Agreement is executed will vest on a prorated basis based on the number of days that elapse between January 1 of the calendar year in which the grant date occurs and the Effective Time. At the Effective Time, each Company RSA that vests in connection with the closing will be canceled and converted into the right to receive the Merger Consideration and all outstanding and unvested Company RSAs will be automatically canceled and forfeited for no consideration.

As of the Effective Time, each time-based long-term cash incentive award granted under the Company C-Suite Long Term Incentive Plan that is outstanding immediately prior to the Effective Time will be assumed by Ryerson and remain subject to the same terms and conditions that applied to such time-based long-term cash incentive award immediately prior to the Effective Time (including any requirement for continued service).

As of the Effective Time, each performance-based cash award granted under the Company C-Suite Long Term Incentive Plan prior to the date on which the Merger Agreement is executed that is outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive a cash payment equal to the amount that would be owed under such performance-based cash award (based on actual performance levels for outstanding performance-based cash awards granted in 2023 and deemed target levels of performance for outstanding performance-based cash awards granted in 2024 and 2025) to be paid in cash in accordance with the Company’s (or one of its affiliates’) regular payroll practices within 30 days following the Closing Date. Each performance-based cash award that is granted following the execution of the Merger Agreement that is outstanding immediately prior to the Effective Time will be assumed by Ryerson and converted into a performance-based cash award and will remain subject to the same terms and conditions that applied to such performance-based cash award immediately prior to the Effective Time (including any requirement for continued service and performance-based vesting conditions).

At the Effective Time, each phantom stock award granted under the Company Amended and Restated 2007 Omnibus Incentive Plan (the “Company Stock Plan”) that is outstanding immediately prior to the Effective Time (“Company Phantom Award”) will be assumed by Ryerson and converted into a phantom stock award with phantom units (rounded down to the nearest whole unit) with respect to shares of Ryerson Common Stock equal to the product of (A) the number of phantom units subject to such Company Phantom Award multiplied by (B) the Exchange Ratio (“Assumed Phantom Award”) and will otherwise remain subject to the same terms and conditions that applied to such Company Phantom Award immediately prior to the Effective Time, provided that (i) a portion of each Assumed Phantom Award will vest on a prorated basis based on the number of days completed in the applicable performance period through the Effective Time, and the vested portion will be paid in cash within 30 days following the Closing Date in accordance with the Company’s (or one of its affiliates’) regular payroll practices, based on the per-share closing price of Ryerson Common Stock on the Closing Date and (ii) a portion of the Assumed Phantom Award that does not vest at the Effective Time will be assumed and remain outstanding and will remain subject to the same terms and conditions that applied to the Company Phantom Award immediately prior to the Effective Time (including the requirement of continued service through the last day of the applicable performance period).

At the Effective Time, all other long-term cash awards granted under the Company Stock Plan will be treated in accordance with the terms of the applicable plan or award agreement, including awards outstanding under the Metal-Fab Manager Long-Term Incentive Plan and Metal-Fab Manager Retention Incentive Plan, which will remain outstanding and eligible to vest in accordance with, and subject to, the terms thereof, including (i) a portion of the award will vest on a prorated based on the number of days in the performance period that have been completed on the Closing Date and (ii) the portion of the award that does not vest at the Effective Time will continue to be outstanding and subject to the same terms and conditions that applied prior to the Effective Time (including continued service requirements through the last day of the applicable performance period). The vested portion of any such award will be paid in cash within 30 days following the Closing Date in accordance with the Company’s (or one of its affiliates’) regular payroll practices.

Conditions to the Merger

Consummation of the Merger is subject to the satisfaction or (to the extent permitted by applicable law) waiver of certain customary closing conditions, including (a) the adoption of the Merger Agreement by (i) a majority of the Company Shareholders and (ii) a majority of the stockholders of Ryerson; (b) the common stock of Ryerson issuable in connection with the Merger having been approved for listing on the New York Stock Exchange; (c) the absence of any laws or orders in any jurisdiction in which Ryerson or the Company has material assets or material business operations prohibiting the consummation of the Merger; (d) Ryerson’s registration statement on Form S-4 having become effective under the Securities Act of 1933 and the absence of any stop order or action or proceeding by or before the Securities and Exchange Commission (the “SEC”) seeking a stop order; (e) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) subject to certain materiality exceptions, the accuracy of the respective representations and warranties of each of the Company and Ryerson; (g) the receipt by each of the Company and Ryerson from qualified counsel of a respective written opinion in connection with the consummation of the Merger based on the facts, representations, assumptions and exclusions set forth in such written opinion, to the effect that the Merger will qualify for the tax treatment intended by the Merger Agreement; (h) the absence of a material adverse effect on the Company and Ryerson; and (i) the performance or compliance by the Company and the Parent Parties with their respective covenants and agreements in all material respects or as otherwise specified in the Merger Agreement. Consummation of the Merger is not subject to a financing condition.

Representations, Warranties and Covenants

Ryerson and the Company have each made customary representations and warranties in the Merger Agreement. The Parent Parties and the Company have each agreed to use reasonable best efforts to cause the Merger to be consummated. The Company has agreed to various covenants in the Merger Agreement, including, among other things, (a) to, during the period between the execution of the Merger Agreement and the closing of the Merger, use its commercially reasonable efforts to (i) conduct its operations in the ordinary course of business consistent with past practice in all material respects and (ii) to preserve intact its business organization and comply with all applicable laws in all material respects, including continuing to prepare audited financial statements for the fiscal year ending December 31, 2025, irrespective of the anticipated date of consummation of the Merger; (b) call a special meeting of the Company Shareholders to adopt the Merger Agreement; and (c) not to solicit alternative acquisition proposals. Ryerson has also agreed to various covenants in the Merger Agreement, including (a) during the period between the execution of the Merger Agreement and the closing of the Merger, to use its commercially reasonable efforts to (i) conduct its operations in the ordinary course of business consistent with past practice in all material respects and (ii) preserve intact its business organization and comply with all applicable laws in all material respects, (b) to call a special meeting of its stockholders to adopt the Merger Agreement, (c) not to solicit alternative acquisition proposals, and (d) using reasonable best efforts to consummate the transactions contemplated by the Merger Agreement (the “Transactions”), including undertaking any remedial actions that, individually or in the aggregate, would be immaterial to the combined company taken as a whole.

Termination

The Merger Agreement contains provisions granting each of the Company and Ryerson the right to terminate the Merger Agreement under specified circumstances, including: (a) if a permanent legal prohibition enjoins the consummation of the Merger; (b) if the Merger is not completed by April 28, 2026 (which date may be extended to July 28, 2026 if certain regulatory approvals have not been obtained); (c) if either party fails to obtain stockholder approval; (d) by the Company, if, prior to the Company receiving approval of the Company Shareholders, the Company enters into a definitive written agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement) in accordance with Section 5.4 of the Merger Agreement; (e) by either the Company or Ryerson, as applicable, if the other party has breached its representations or warranties or failed to perform its covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to cure rights of the breaching party; (f) by the Company, if Ryerson’s board of directors makes a Parent Adverse Recommendation Change; (g) by Ryerson, if the Board makes a Company Adverse Recommendation Change; or (h) by either the Company or Ryerson, as applicable, if the other party committed a willful and material breach of its non-solicitation obligations.

If the Merger Agreement is terminated due to Ryerson’s board of directors changing or withdrawing its recommendation in connection with the Merger, or due to Ryerson committing a willful and material breach of its non-solicitation obligations, Ryerson will be required to pay to the Company $15,000,000. If the Merger Agreement is terminated due to the Board changing its recommendation in connection with the Merger, or due to the Company committing a willful and material breach of its non-solicitation obligations, then the Company will be required to pay Ryerson $15,000,000. In addition, if the Merger Agreement is terminated due to either party’s failure to obtain stockholder approval (and Ryerson’s board of directors has not changed or withdrawn its recommendation in connection with the Merger), Ryerson or the Company, as applicable, will be required to reimburse the other party for its expenses incurred in connection with the Transactions in an amount not to exceed $10,000,000.

The foregoing description of the Merger and the Merger Agreement, and the Transactions thereby, does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Ryerson or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company or Ryerson included in their public reports filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “should,” “intend,” “expect,” “believe,” “estimate,” “project,” “plan,” “potential,” and “continue,” as well as the negative of these terms or similar expressions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by such statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Such risks and uncertainties include, but are not limited to: the levels of imported steel in the United States, imposed tariffs and duties on imported and exported steel or other products, U.S. trade policy and its impact on the U.S. manufacturing industry, including retaliatory actions by other countries; general and global business, economic, financial and political conditions, including, but not limited to, the failure to obtain the requisite shareholder approval in connection with the Transactions and the failure to satisfy various other conditions to the closing of the Transactions; the failure to obtain governmental approvals of the Transactions on the proposed terms and timeline, and any conditions imposed on the combined company in connection with consummation of the Transactions; the risk that the cost savings and any other synergies from the Transactions may not be fully realized or may take longer to realize than expected; disruption from the proposed Transactions making it more difficult to maintain relationships with customers, partners, employees or suppliers; the risk that the proposed Transactions may be less accretive than expected, or may be dilutive, and that the combined company may fail to realize the benefits expected from the Merger; risks relating to any unforeseen liabilities of the Company or Ryerson; recessionary conditions and legislation passed under the current administration, including the impact of the enactment of the One Big Beautiful Bill Act, or OBBBA, on July 4, 2025; risks associated with shortages of skilled labor, increased labor costs and the Company’s ability to attract and retain qualified personnel; risks of volatile metals prices and inventory devaluation; risks associated with economic sanctions, and current global conflicts, or additional war, military conflict, or hostilities could adversely affect global metals supply and pricing; supplier consolidation or addition of new capacity; reduced production schedules, layoffs or work stoppages by the Company, the Company’s suppliers’ or customers’ personnel; the Company’s ability to successfully integrate recent acquisitions into the Company’s business and risks inherent with the acquisitions in the achievement of expected results; the adequacy of the Company’s existing information technology and business system software, including duplication and security processes; the inflation or deflation existing within the metals industry, as well as product mix and inventory levels on hand, which can impact the Company’s cost of materials sold as a result of the fluctuations in the last-in, first-out, or LIFO, inventory valuation; competitive factors such as the availability, and global pricing of metals and production levels, industry shipping and inventory levels and rapid fluctuations in customer demand and metals pricing; fluctuations in the value of the U.S. dollar and the related impact on foreign steel pricing, U.S. exports, and foreign imports to the United States; risks associated with infectious disease outbreaks, including, but not limited to customer closures, reduced sales and profit levels, slower payment of accounts receivable and potential increases in uncollectible accounts receivable, falling metals prices that could lead to lower of cost or net realizable value inventory adjustments and the impairment of intangible and long-lived assets, negative impacts on the Company’s liquidity position, inability to access the Company’s traditional financing sources and increased costs associated with and less ability to access funds under the Company’s asset-based credit facility, or ABL Credit Facility, and the capital markets; increased customer demand without corresponding increase in metal supply could lead to an inability to meet customer demand and result in lower sales and profits; rising interest rates and their impacts on the Company’s variable interest rate debt; cyclicality and volatility within the metals industry; customer, supplier and competitor consolidation, bankruptcy or insolvency; the timing and outcomes of inventory lower of cost or net realizable value adjustments and LIFO income or expense; reduced availability and productivity of the Company’s employees, increased operational risks as a result of remote work arrangements, including the potential effects on internal controls, as well as cybersecurity risks and increased vulnerability to security breaches, information technology disruptions and other similar events; the successes of the Company’s efforts and initiatives to improve working capital turnover and cash flows, and achieve cost savings; risks and uncertainties associated with intangible assets, including impairment charges related to indefinite lived intangible assets; our ability to generate free cash flow through operations and repay debt; the impacts of union organizing activities and the success of union contract renewals; the amounts, successes and our ability to continue the Company’s capital investments and strategic growth initiatives, including acquisitions and our business information system implementations; events or circumstances that could adversely impact the successful operation of the Company’s processing equipment and operations; changes in laws or regulations or the manner of their interpretation or enforcement could impact the Company’s financial performance and restrict the Company’s ability to operate the Company’s business or execute the Company’s strategies; events or circumstances that could impair or adversely impact the carrying value of any of the Company’s assets; the Company’s ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends; the Company’s ability to repurchase shares of Company common stock and the amounts and timing of repurchases, if any; the Company’s ability to sell shares of Company common stock under the at-the-market equity program; and unanticipated developments that could occur with respect to contingencies such as litigation, arbitration and environmental matters, including any developments that would require any increase in the Company’s costs for such contingencies.

Forward-looking statements are based on the estimates and opinions of management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. Neither the Company nor Ryerson undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving the Company and Ryerson. In connection with the proposed Transactions, Ryerson will file with the SEC a Registration Statement on Form S-4 that includes a preliminary proxy statement of the Company and that will also constitute a prospectus of Ryerson. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Ryerson may not sell the common stock referenced in the preliminary proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Ryerson securities, are not soliciting an offer to buy Ryerson securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to Company Shareholders.

RYERSON AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Ryerson (when they become available) may be obtained free of charge on Ryerson’s website at www. ryerson.com or by directing a written request to Investor Relations, Ryerson Holding Corporation, 227 W. Monroe St., 27th Floor, Chicago, Illinois 60606. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.olysteel.com or by directing a written request to Olympic Steel, Inc., 22901 Millcreek Blvd., Suite 650, Highland Hills, Ohio 44122.

Participants in Solicitation

Each of the Company, Ryerson and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company Shareholders in connection with the proposed Transactions is set forth in the proxy statement/prospectus described above, which will be filed with the SEC. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on March 28, 2025. Additional information regarding Ryerson’s executive officers and directors is included in Ryerson’s definitive proxy statement, which was filed with the SEC on March 5, 2025. You can obtain free copies of these documents using the information in the paragraph immediately above.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated October 28, 2025, by and among the Olympic Steel, Inc., Ryerson Holding Corporation and Crimson MS Corp.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc.
(Registrant)

October 30, 2025	/s/ Richard A. Manson
(Date)	Richard A. Manson
Chief Financial Officer (Principal Financial and Accounting Officer)